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                                                                      EXHIBIT 24

                                HARLAN & BOETTGER
                          Certified Public Accountants
                        12626 High Bluff Drive, Suite 200
                           San Diego, California 92130
                                 (619) 755-8113

                                September 5, 1996

Board of Directors
Hightec, Inc.
4190 Bonita Road, #105
Bonita, California  91902

        Re: Consent to Use Opinions as Exhibits in 1996 Form 10-KSB

Gentlemen:

        Let this letter serve as our consent to use our opinions, dated June 30, 1996 as exhibits in the Company's 1996 form 10-KSB.

Sincerely,

/s/ Harlan & Boettger


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